                                                                    EXHIBIT 99.1

INTERMAGNETICS
--------------

FOR IMMEDIATE RELEASE                                CONTACT: MICHAEL BURKE
NASDAQ: IMGC                                                  EXEC. VP & CFO
                                                     CONTACT: CATHY YUDZEVICH
                                                              IR MANAGER
                                                              (518) 782-1122


              INTERMAGNETICS REPORTS INCREASED Q3 SALES, NET INCOME

            o MRI, MEDICAL DEVICES SALES REMAIN STRONG
            o OUTLOOK WITHIN MR MARKET REMAINS ROBUST
            o FULL FY2006 GUIDANCE UPDATED, FY2007 FORECAST OUTLINED

LATHAM, NY, APRIL 3, 2006--INTERMAGNETICS GENERAL CORPORATION (NASDAQ: IMGC) today reported that third-quarter normalized net income from operations increased 14 percent to $8.2 million, or $0.19 per diluted share, from $7.3 million, or $0.17 per diluted share, a year earlier. Reported income from continuing operations increased to $5.5 million, or $0.13 per diluted share, from $4.8 million or $0.11 per diluted share. Revenues for the quarter ended February 26, 2006, climbed 12 percent to nearly $77 million from $69 million. Per-share amounts have been adjusted to reflect the 3-2 stock split effective February 21, 2006.

For the first nine months of fiscal 2006, normalized net income rose to $22.8 million, or $0.53 per diluted share, from $18.4 million, or $0.44 per diluted share, a year earlier. Reported nine-month income from continuing operations was $17.5 million, or $0.41 per diluted share, compared with $10.6 million, or $0.25 per diluted share. Revenue increased to $226 million from $186.7 million.

"Our overall performance during the third quarter was very much in line with our expectations," said Glenn H. Epstein, chairman and chief executive officer. "Revenue was solid, and we remain on target with our full-year objective of delivering sales growth greater than 15 percent over the prior year, now expected to reach about $308 million."

Epstein noted that the company expects to achieve its growth target while at the same time selectively discontinuing some lower-margin products in its non-MR-based patient monitoring lines.

"We believe that this limited rationalization to our product portfolio will contribute to continued margin improvements throughout FY2007 and enable our technology and product commercialization teams to focus on higher-growth opportunities," Epstein said. "With these actions taken during the current fiscal year, we believe we are well positioned to meet our ongoing objective of achieving greater than 15 percent growth in both revenues and normalized operating income in fiscal 2007, with a continued outlook for attractive growth in following years. This forecast excludes the effect of any liquidity event pertaining to the various alternatives being explored with our SuperPower subsidiary during FY2007."

Epstein said the company expects to incur some nonrecurring charges during the fourth quarter in order to rapidly implement certain product rationalizations.

                                     -More-

"We expect those charges to total $0.04 to $0.05 per share," Epstein said. "Excluding these specific items and remaining consistent with our representation of stock-based compensation, we now forecast our normalized operating income to be in the range of $0.22 to $0.24 for Q4 and $0.75 to $0.77 for FY2006."

OPERATING EPS RECONCILIATION INFORMATION

Operating EPS excludes non-cash performance-based stock compensation and other charges or benefits.

The net benefit of a gain on litigation and favorable adjustment to gain on prior period sale of division totaled nearly $0.02 for the six months, recognized about evenly in the first and second quarters.

The total of cash and non-cash charges related to certain product line discontinuations within the Medical Devices segment are expected to total $0.04 to $0.05 for FY2006 and anticipated to be recognized during Q4.

The estimated non-cash charge during Q4 for Intermagnetics' performance-based restricted stock plan is expected to be about $0.7 million or $0.02 per fully diluted share based on the closing stock price on April 3, 2006 ($6.1 million or $0.14 per fully diluted share for all of FY2006).

CONFERENCE CALL TOMORROW

The company will discuss its third-quarter results, as well as other developments during a conference call Tuesday, April 4, 2006, beginning at 11 a.m. EDT. The call will be broadcast live and archived over the Internet through the company's website http://www.intermagnetics.com under the Investor Relations section. The domestic dial-in number for the live call is 877-407-8037. The international dial-in number is 201-689-8037. No conference code is required for the live call. The company will also make available a digital replay beginning 2 p.m. EDT April 4, 2006, through 11:59 p.m. April 14, 2006, by dialing 201-612-7415--account number 249. Callers should select conference number 190632.

INTERMAGNETICS (www.intermagnetics.com) draws on the financial strength, operational excellence and technical leadership in the market of Magnetic Resonance Imaging (MRI), as well as its expanding businesses within Medical Devices that encompass Invivo Diagnostic Imaging (focusing on MRI components & imaging sub-systems) and Invivo Patient Care (focusing on monitoring & other patient care devices). Intermagnetics is also a prominent participant in superconducting applications for Energy Technology. The company has a 35-year history as a successful developer, manufacturer and marketer of superconducting materials, high-field magnets, medical systems & components and other specialized high-value added devices.

SAFE HARBOR STATEMENT: The statements contained in this press release that are not historical fact are "forward-looking statements" which involve various important assumptions, risks, uncertainties and other factors. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain and are subject to risks, including but not limited to: the company's ability to meet the performance, quality and price requirements of our customers, develop new products and maintain gross margin levels through continued production cost reductions and manufacturing efficiencies; the ability of the company's largest customer to maintain and grow its share of the market for MRI systems; the company's ability to invest sufficient resources in and obtain third-party funding for its HTS development efforts and avoid the potential adverse impact of competitive emerging patents; as well as other risks and uncertainties set forth herein and in the company's Annual Report on Forms 10-K and 10-Q. The company has provided supplemental non-GAAP financial tables to provide shareholders and prospective shareholders additional information to understand the company's normalized quarterly operations. These tables contain certain estimated pro-forma calculations that we believe provide helpful information regarding our operations. Except for the company's continuing obligation to disclose material information under federal securities law, the company is not obligated to update its forward-looking statements even though situations may change in the future. The company qualifies all of its forward-looking statements by these cautionary statements.

                                 -Tables Follow-

                                                INTERMAGNETICS GENERAL CORPORATION
                                               CONSOLIDATED STATEMENTS OF OPERATIONS
                                         (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                            (UNAUDITED)

                                                                THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                           ------------------------------      ------------------------------
                                                           FEBRUARY 26,      FEBRUARY 27,      FEBRUARY 26,      FEBRUARY 27,
                                                               2006              2005              2006              2005
                                                            ----------        ----------        ----------        ----------
REVENUES                                                   $    76,914        $   68,974        $  226,042        $  186,673

COST OF REVENUES                                                41,638            36,535           124,460            99,889
                                                            ----------        ----------        ----------        ----------

GROSS MARGIN                                                    35,276            32,439           101,582            86,784

PRODUCT RESEARCH AND DEVELOPMENT                                 8,276             6,399            23,247            17,546
SELLING, GENERAL AND ADMINISTRATIVE:
    STOCK BASED COMPENSATION                                     4,110             1,064             9,339             5,632
    OTHER SELLING, GENERAL AND ADMINISTRATIVE                   12,587            15,952            38,727            41,439
AMORTIZATION OF INTANGIBLE ASSETS                                1,266             1,661             3,930             4,718
IMPAIRMENT OF INTANGIBLE ASSETS                                                                                          913
                                                            ----------        ----------        ----------        ----------
                                                                26,239            25,076            75,243            70,248
                                                            ----------        ----------        ----------        ----------

OPERATING INCOME                                                 9,037             7,363            26,339            16,536
INTEREST AND OTHER INCOME                                          237                74             1,424               486
INTEREST AND OTHER EXPENSE                                        (842)           (1,109)           (2,433)           (3,238)
GAIN ON LITIGATION SETTLEMENT                                                                          600
ADJUSTMENT TO GAIN ON PRIOR PERIOD SALE OF DIVISION                                                    648             1,094
                                                            ----------        ----------        ----------        ----------
  INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          8,432             6,328            26,578            14,878
PROVISION FOR INCOME TAXES                                       2,892             1,481             9,116             4,237
                                                            ----------        ----------        ----------        ----------

INCOME FROM CONTINUING OPERATIONS                                5,540             4,847            17,462            10,641

DISCONTINUED OPERATIONS:
  INCOME FROM OPERATIONS OF DISCONTINUED SUBSIDIARY                               35,133                              40,727
  PROVISION FOR INCOME TAXES                                                      15,245                              17,187
                                                            ----------        ----------        ----------        ----------
  INCOME FROM DISCONTINUED OPERATIONS                                -            19,888                 -            23,540
                                                            ----------        ----------        ----------        ----------

NET INCOME                                                 $     5,540        $   24,735        $   17,462        $   34,181
                                                            ==========        ==========        ==========        ==========
BASIC NET INCOME PER COMMON SHARE:
  CONTINUING OPERATIONS                                    $      0.13        $     0.12        $     0.41        $     0.26
  DISCONTINUED OPERATIONS                                                           0.47                          $     0.57
                                                            ----------        ----------        ----------        ----------

  BASIC NET INCOME PER COMMON SHARE                        $      0.13        $     0.59        $     0.41        $     0.83
                                                            ==========        ==========        ==========        ==========
DILUTED NET INCOME PER COMMON SHARE:
  CONTINUING OPERATIONS                                    $      0.13        $     0.11        $     0.41        $     0.25
  DISCONTINUED OPERATIONS                                                           0.47                          $     0.56
                                                            ----------        ----------        ----------        ----------

  DILUTED NET INCOME PER COMMON SHARE                      $      0.13        $     0.58        $     0.41        $     0.81
                                                            ==========        ==========        ==========        ==========
SHARES:
  BASIC                                                     42,300,813        42,030,141        42,256,107        41,344,768
                                                            ==========        ==========        ==========        ==========
  DILUTED                                                   43,138,329        42,790,389        42,994,099        42,043,305
                                                            ==========        ==========        ==========        ==========

                                                INTERMAGNETICS GENERAL CORPORATION
                                               RECONCILING STATEMENTS OF OPERATIONS
                                         (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                            (UNAUDITED)

                                                               THREE MONTHS ENDED               NINE MONTHS ENDED
                                                            ---------------------------    ---------------------------
NORMALIZED OPERATIONS WITHOUT ACQUISITION,                  FEBRUARY 26,   FEBRUARY 27,    FEBRUARY 26,   FEBRUARY 27,
      INTEGRATION, SALE AND NON-CASH ITEMS:                     2006           2005            2006           2005
                                                            ----------      ----------      ----------      ----------
REVENUES                                                    $   76,914      $   68,974      $  226,042      $  186,673

COST OF REVENUES                                                41,638          34,709         124,460          97,852
                                                            ----------      ----------      ----------      ----------

GROSS MARGIN                                                    35,276          34,265         101,582          88,821

PRODUCT RESEARCH AND DEVELOPMENT                                 8,276           6,399          23,247          17,528
SELLING, GENERAL AND ADMINISTRATIVE                             12,587          14,687          38,727          38,205
AMORTIZATION OF INTANGIBLE ASSETS                                1,266           1,661           3,930           4,718
                                                            ----------      ----------      ----------      ----------
                                                                22,129          22,747          65,904          60,451
                                                            ----------      ----------      ----------      ----------

OPERATING INCOME                                                13,147          11,518          35,678          28,370
INTEREST AND OTHER INCOME                                          237              74           1,424             486
INTEREST AND OTHER EXPENSE                                        (842)           (616)         (2,433)         (1,779)
                                                            ----------      ----------      ----------      ----------
  INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES         12,542          10,976          34,669          27,077
PROVISION FOR INCOME TAXES                                       4,302           3,725          11,891           8,667
                                                            ----------      ----------      ----------      ----------

INCOME FROM CONTINUING OPERATIONS                           $    8,240      $    7,251      $   22,778      $   18,410
                                                            ==========      ==========      ==========      ==========
EARNINGS PER COMMON SHARE:
  BASIC                                                     $     0.19      $     0.17      $     0.54      $     0.45
                                                            ==========      ==========      ==========      ==========
  DILUTED                                                   $     0.19      $     0.17      $     0.53      $     0.44
                                                            ==========      ==========      ==========      ==========

SHARES:
  BASIC                                                     42,300,813      42,030,141      42,256,107      41,344,768
                                                            ==========      ==========      ==========      ==========
  DILUTED                                                   43,138,329      42,790,389      42,994,099      42,043,305
                                                            ==========      ==========      ==========      ==========
                                                               THREE MONTHS ENDED               NINE MONTHS ENDED
                                                            ---------------------------    ---------------------------
                                                            FEBRUARY 26,   FEBRUARY 27,    FEBRUARY 26,   FEBRUARY 27,
RECONCILIATION OF FINANCIAL STATEMENTS TO GAAP EQUIVALENT:      2006           2005            2006           2005
                                                            ----------      ----------      ----------      ----------
PRO-FORMA NET INCOME                                        $    8,240      $    7,251      $   22,778      $   18,410
STOCK BASED COMPENSATION                                        (4,110)         (1,064)         (9,339)         (5,632)
GAIN ON LITIGATION SETTLEMENT                                                                      600
ACQUISITION AND INTEGRATION RELATED CHARGES                                     (3,091)                         (5,289)
IMPAIRMENT OF INTANGIBLE ASSETS                                                                                   (913)
INTEREST BURDEN                                                                   (493)                         (1,459)
ADJUSTMENT TO GAIN ON PRIOR PERIOD SALE OF DIVISION                                                648           1,094
PROVISION FOR TAXES RELATING TO PRO-FORMA ADJUSTMENTS            1,410           2,244           2,775           4,430
INCOME FROM DISCONTINUED OPERATIONS                                             19,888                          23,540
                                                            ----------      ----------      ----------      ----------
AS REPORTED NET INCOME                                      $    5,540      $   24,735      $   17,462      $   34,181
                                                            ==========      ==========      ==========      ==========

This table is included to provide stockholders' and prospective stockholders' additional information to understand the Company's normalized quarterly and annual performance.

                       INTERMAGNETICS GENERAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                    FEBRUARY 26,       MAY 29,
                                                        2006            2005
                                                    ------------    -----------
ASSETS
CURRENT ASSETS
  CASH AND SHORT-TERM INVESTMENTS                     $ 19,281        $  6,970
  TRADE ACCOUNTS RECEIVABLE                             67,778          60,682
  COSTS AND ESTIMATED EARNINGS IN
     EXCESS OF BILLINGS ON UNCOMPLETED CONTRACTS           299             718
  INVENTORIES                                           54,837          40,265
  PREPAID EXPENSES AND OTHER                            10,279           8,665
                                                      --------        --------
  TOTAL CURRENT ASSETS                                 152,474         117,300

PROPERTY, PLANT AND EQUIPMENT, NET                      45,377          42,974

GOODWILL, INTANGIBLE AND OTHER ASSETS                  227,603         229,374
                                                      --------        --------
                                                      $425,454        $389,648
                                                      ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  CURRENT PORTION OF LONG-TERM DEBT                   $    268        $ 12,404
  ACCOUNTS PAYABLE                                      11,356          22,136
  SALARIES, WAGES AND RELATED ITEMS                     10,862          11,691
  CUSTOMER ADVANCES AND DEPOSITS                         1,238           1,951
  PRODUCT WARRANTY RESERVE                               2,839           4,073
  INCOME TAX PAYABLE                                       841           3,305
  OTHER LIABILITIES AND ACCRUED EXPENSES                 8,285          10,189
                                                      --------        --------
TOTAL CURRENT LIABILITIES                               35,689          65,749

LONG-TERM DEBT, LESS CURRENT PORTION                    58,436          19,885
NOTE PAYABLE                                             5,000           5,000
DEFERRED INCOME TAXES                                   20,282          19,618
DERIVATIVE LIABILITY                                                        52
DEFERRED COMPENSATION OBLIGATION                         4,445           4,338

STOCKHOLDERS' EQUITY                                   301,602         275,006
                                                      --------        --------
                                                      $425,454        $389,648
                                                      ========        ========

                                                INTERMAGNETICS GENERAL CORPORATION

SUMMARY OF PERFORMANCE AGAINST GOALS
                                                                                     NINE MONTHS ENDED
                                                                  ----------------------------------------------------

                                                                  FEBRUARY 26, 2006  FEBRUARY 27, 2005       GOAL
                                                                  -----------------  -----------------  --------------
GROSS MARGIN (1)                                                                45%                48%             45%
OPERATING INCOME:
  PERCENT OF SALES (1)                                                          16%                15%             15%
  PERCENT OF NET OPERATING ASSETS (1) (2)                                       40%                49%             50%
RETURN ON EQUITY (1) (2)                                                        11%                10%             15%
WORKING CAPITAL EFFICIENCY (WORKING
   CAPITAL, LESS CASH DIVIDED BY NET SALES) (1) (2)                             23%                14%             15%

(1) BASED ON NORMALIZED DATA; (2) BASED ON ANNUALIZED DATA

                SEGMENT DATA
                                                                              THREE MONTHS ENDED
                                                    ------------------------------------------------------------------
                                                                               FEBRUARY 26, 2006
                                                    ------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                              MAGNETIC RESONANCE        MEDICAL         ENERGY
                                                         IMAGING              DEVICES       TECHNOLOGY        TOTAL
                                                    ------------------      ----------      ----------      ----------
NET REVENUES TO EXTERNAL CUSTOMERS:
  MAGNET SYSTEMS                                            $   32,077                                      $   32,077
  PATIENT MONITORS & RF COILS                                               $   42,706                          42,706
  OTHER                                                                                     $    2,131           2,131
                                                            ----------      ----------      ----------      ----------
          TOTAL                                                 32,077          42,706           2,131          76,914


SEGMENT OPERATING INCOME (LOSS)                                  8,505           6,555          (1,913)         13,147

TOTAL ASSETS                                                $  145,153      $  269,131      $   11,170      $  425,454

                                                                               FEBRUARY 27, 2005
                                                    ------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                              MAGNETIC RESONANCE        MEDICAL         ENERGY
                                                         IMAGING              DEVICES       TECHNOLOGY        TOTAL
                                                    ------------------      ----------      ----------      ----------
NET REVENUES TO EXTERNAL CUSTOMERS:
  MAGNET SYSTEMS                                            $   30,128                                      $   30,128
  PATIENT MONITORS & RF COILS                                               $   35,290                          35,290
  OTHER                                                                                     $    3,556           3,556
                                                            ----------      ----------      ----------      ----------
          TOTAL                                                 30,128          35,290           3,556          68,974


SEGMENT OPERATING INCOME (LOSS)                                  7,937           4,908          (1,327)         11,518

TOTAL ASSETS                                                $  120,708      $  249,895      $   11,490      $  382,093
                                                                               NINE MONTHS ENDED
                                                    ------------------------------------------------------------------
                                                                               FEBRUARY 26, 2006
                                                    ------------------------------------------------------------------
                                                    MAGNETIC RESONANCE        MEDICAL         ENERGY
                                                         IMAGING              DEVICES       TECHNOLOGY        TOTAL
                                                    ------------------      ----------      ----------      ----------
NET REVENUES TO EXTERNAL CUSTOMERS:
  MAGNET SYSTEMS                                            $   94,741                                      $   94,741
  PATIENT MONITORS & RF COILS                                               $  123,299                         123,299
  OTHER                                                                                     $    8,002           8,002
                                                            ----------      ----------      ----------      ----------
          TOTAL                                                 94,741         123,299           8,002         226,042


SEGMENT OPERATING INCOME (LOSS)                                 24,462          16,349          (5,133)         35,678

TOTAL ASSETS                                                $  145,153      $  269,131      $   11,170      $  425,454
                                                                               FEBRUARY 27, 2005
                                                    ------------------------------------------------------------------
                                                    MAGNETIC RESONANCE        MEDICAL         ENERGY
                                                         IMAGING              DEVICES       TECHNOLOGY        TOTAL
                                                    ------------------      ----------      ----------      ----------
NET REVENUES TO EXTERNAL CUSTOMERS:
  MAGNET SYSTEMS                                            $   83,736                                      $   83,736
  PATIENT MONITORS & RF COILS                                               $   94,806                          94,806
  OTHER                                                                                     $    8,131           8,131
                                                            ----------      ----------      ----------      ----------
          TOTAL                                                 83,736          94,806           8,131         186,673


SEGMENT OPERATING INCOME (LOSS)                                 18,910          14,634          (5,174)         28,370

TOTAL ASSETS                                                $  120,708      $  249,895      $   11,490      $  382,093

                                                                    THREE MONTHS ENDED
                                                         -----------------------------------------

                                                         FEBRUARY 26, 2006       FEBRUARY 27, 2005
                                                         -----------------       -----------------
RECONCILIATION OF INCOME BEFORE INCOME TAXES:
OPERATING INCOME FROM REPORTABLE SEGMENTS                         $ 13,147                $ 11,518
NON-CASH STOCK BASED COMPENSATION                                   (4,110)                 (1,064)
ACQUISITION AND INTEGRATION RELATED ITEMS                                                   (3,091)
                                                         -----------------       -----------------
NET OPERATING PROFIT                                                 9,037                   7,363

INTEREST AND OTHER INCOME                                              237                      74
INTEREST AND OTHER EXPENSE                                            (842)                 (1,109)
ADJUSTMENT TO GAIN ON PRIOR PERIOD SALE OF DIVISION      -----------------       -----------------
INCOME BEFORE INCOME TAXES                                        $  8,432                $  6,328
                                                         =================       =================
                                                                       NINE MONTHS ENDED
                                                         -----------------------------------------

                                                         FEBRUARY 26, 2006       FEBRUARY 27, 2005
                                                         -----------------       -----------------
RECONCILIATION OF INCOME BEFORE INCOME TAXES:
OPERATING INCOME FROM REPORTABLE SEGMENTS                         $ 35,678                $ 28,370
NON-CASH STOCK BASED COMPENSATION                                   (9,339)                 (5,632)
ACQUISITION AND INTEGRATION RELATED ITEMS                                                   (5,289)
IMPAIRMENT OF INTANGIBLE ASSETS                                                               (913)
                                                         -----------------       -----------------
NET OPERATING PROFIT                                                26,339                  16,536

INTEREST AND OTHER INCOME                                            1,424                     486
INTEREST AND OTHER EXPENSE                                          (2,433)                 (3,238)
GAIN ON LITIGATION SETTLEMENT                                          600
ADJUSTMENT TO GAIN ON PRIOR PERIOD SALE OF DIVISION                    648                   1,094
                                                         -----------------       -----------------
INCOME BEFORE INCOME TAXES                                        $ 26,578                $ 14,878
                                                         =================       =================

RECONCILIATION OF METRICS TO GAAP EQUIVALENT:
                                                                                        NINE MONTHS ENDED
                                                                                        FEBRUARY 26, 2006
                                                                 ------------------------------------------------------------

                                                                                            OPERATING
                                                                                           INCOME AS A
                                                                      GROSS                PERCENT OF            RETURN ON
                                                                      MARGIN                  SALES               EQUITY
                                                                 ------------------   -------------------    ----------------
AS REPORTED GAAP EQUIVALENT                                            45%                     12%                     8%
EFFECT OF NON-CASH RELATED CHARGES
  AND NON-RECURRING GAINS                                                                       4%                     2%
EFFECT OF AVERAGING                                                                                                    1%
                                                                 ------------------   -------------------    ----------------
PRO-FORMA METRICS                                                      45%                     16%                    11%
                                                                                         NINE MONTHS ENDED
                                                                                         FEBRUARY 27, 2005
                                                                 ------------------------------------------------------------

                                                                                            OPERATING
                                                                                           INCOME AS A
                                                                      GROSS                PERCENT OF            RETURN ON
                                                                      MARGIN                  SALES               EQUITY
                                                                 ------------------   -------------------    ----------------
AS REPORTED GAAP EQUIVALENT                                            46%                      9%                    17%
IMPACT OF EXCLUDING POLYCOLD                                                                                        (11%)
EFFECT OF ACQUISITION, INTEGRATION, NON-CASH RELATED CHARGES
  AND OTHER NON-RECURRING CHARGES AND CREDITS                           2%                      6%                     3%
EFFECT OF AVERAGING                                                                                                    1%
                                                                 ------------------   -------------------    ----------------
PRO-FORMA METRICS                                                      48%                     15%                    10%

                                                               ####